EXHIBIT 99.1

CIRCOR Reports Third-Quarter 2017 Financial Results

Burlington, MA - October 27, 2017 - CIRCOR International, Inc. (NYSE: CIR), a leading provider of flow control solutions and other highly engineered products for markets including oil & gas, aerospace, power, process and industrial solutions, today announced financial results for the third quarter ended October 1, 2017.

Third-Quarter 2017 Highlights

•	Revenue of $160 million; GAAP EPS of $0.22 and Adjusted EPS of $0.43

•	Orders of $158 million; up 42% year-over-year, 23% organically

•	Acquisition of Colfax Fluid Handling expected to close by year end

“The CIRCOR team generated strong results for the third quarter, posting double-digit growth in revenue and orders led primarily by our Energy segment,” said Scott Buckhout, President and Chief Executive Officer. “Robust demand for Distributed Valves drove Energy segment orders up 26% organically. We expect to see continued growth in Energy in the fourth quarter. We also reported broad-based strength in our Advanced Flow Solutions segment with a 21% increase in organic orders driven by our Aerospace businesses. We expect continued order growth and margin expansion across AFS in the fourth quarter.”

“During the quarter we announced an agreement to acquire the Fluid Handling business of Colfax,” added Buckhout. “This transaction significantly enhances our overall scale and ability to deliver severe service flow-control solutions across a complementary set of attractive end markets. The strategic fit is compelling and our customers are equally enthusiastic about the transaction. In recent weeks, I have met with the Fluid Handling teams in Europe and the U.S., and we’re excited about the strong cultural fit between our companies. We share a common focus on customers, innovation and accountability. We are on track to close the acquisition by year-end.”

“As we enter the final quarter of the year, we continue to execute our growth strategy and we remain optimistic about the outlook across most of our end markets,” concluded Buckhout.

Fourth-Quarter 2017 Guidance
The Company will provide its guidance for the fourth quarter of 2017 during the conference call later today.

Conference Call Information
CIRCOR International will hold a conference call to review its financial results today, October 27, 2017, at 9:00 a.m. ET. To listen to the conference call and view the accompanying presentation slides, visit “Webcasts & Presentations” in the “Investors” portion of the CIRCOR website. The call also can be accessed by dialing (877) 407-5790 or (201) 689-8328. The webcast will be archived for one year on the Company’s website.

Use of Non-GAAP Financial Measures
Adjusted operating income, Adjusted operating margin, Adjusted net income, Adjusted earnings per share (diluted), EBITDA, Adjusted EBITDA, net debt and free cash flow are non-GAAP financial measures. These non-GAAP financial measures are used by management in our financial and operating decision making because we believe they better reflect our ongoing business and allow for meaningful period-to-period comparisons. We believe these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating the Company’s current operating performance and future prospects in the same manner as management does, if they so choose. These non-GAAP financial measures also allow investors and others to compare the Company’s current financial results with the Company’s past financial results in a consistent manner. For example:

•
We exclude costs and tax effects associated with restructuring activities, such as reducing overhead and consolidating facilities. We believe that the costs related to these restructuring activities are not indicative of our normal operating costs.

•
We exclude certain acquisition-related costs, including significant transaction costs and amortization of inventory step-ups and the related tax effects. We exclude these costs because we do not believe they are indicative of our normal operating costs.

•
We exclude the expense and tax effects associated with the non-cash amortization of acquisition-related intangible assets because a significant portion of the purchase price for acquisitions may be allocated to intangible assets that have lives of 5 to 20 years. Exclusion of the non-cash amortization expense allows comparisons of operating results that are consistent over time for both our newly acquired and long-held businesses and with both acquisitive and non-acquisitive peer companies.

•
We also exclude certain gains/losses and related tax effects, which are either isolated or cannot be expected to occur again with any predictability, and that we believe are not indicative of our normal operating gains and losses. For example, we exclude gains/losses from items such as the sale of a business, significant litigation-related matters and lump-sum pension plan settlements.

CIRCOR’s management uses these non-GAAP measures, in addition to GAAP financial measures, as the basis for measuring the Company’s operating performance and comparing such performance to that of prior periods and to the performance of our competitors. We use such measures when publicly providing our business outlook, assessing future earnings potential, evaluating potential acquisitions and dispositions and in our financial and operating decision-making process, including for compensation purposes.
Investors should recognize that these non-GAAP measures might not be comparable to similarly titled measures of other companies. These measures should be considered in addition and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with accounting principles generally accepted in the United States. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is available in this news release.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance, including the realization of cost reductions from restructuring activities. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements.

BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE "INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets highly engineered products and sub-systems for markets including oil & gas, power generation and aerospace & defense. CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations website at http://investors.circor.com.

Contact:
Rajeev Bhalla
Executive Vice President & Chief Financial Officer
CIRCOR International
(781) 270-1200

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF INCOME (in thousands, except per share data) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
Net revenues	$159,693	$134,833	$456,131	$432,023
Cost of revenues	112,390	92,479	314,527	298,005
GROSS PROFIT	47,303	42,354	141,604	134,018
Selling, general and administrative expenses	38,120	36,002	116,425	110,290
Impairment charges	—	208	—	208
Special and restructuring charges (recoveries), net	2,319	2,631	(443)	9,165
OPERATING INCOME	6,864	3,513	25,622	14,355
Other expense (income):
Interest expense, net	2,445	605	6,298	1,841
Other expense (income), net	823	163	2,022	(914)
TOTAL OTHER EXPENSE, NET	3,268	768	8,320	927
INCOME BEFORE INCOME TAXES	3,596	2,745	17,302	13,428
(Benefit from) Provision for income taxes	(21)	(1,673)	(57)	1,325
NET INCOME	$3,617	$4,418	$17,359	$12,103
Earnings per common share:
Basic	$0.22	$0.27	$1.05	$0.74
Diluted	$0.22	$0.27	$1.04	$0.73
Weighted average number of common shares outstanding:
Basic	16,503	16,427	16,486	16,411
Diluted	16,709	16,629	16,721	16,568
Dividends declared per common share	$0.0375	$0.0375	$0.1125	$0.1125

CIRCOR INTERNATIONAL, INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) UNAUDITED

	Nine Months Ended
OPERATING ACTIVITIES	October 1, 2017	October 2, 2016
Net income	$17,359	$12,103
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	10,889	9,614
Amortization	9,491	7,586
Bad debt expense (recovery)	265	(928)
Loss on write down of inventory	1,463	5,784
Compensation expense of share-based plans	2,696	4,200
Tax effect of share-based plan compensation	—	123
Change in fair value of contingent consideration	(12,200)	—
Loss on sale of property, plant and equipment	87	3,238
Impairment charges	—	208
Loss on sale of business	5,300	—
Changes in operating assets and liabilities, net of effects of acquisition and disposition:
Trade accounts receivable	8,782	15,422
Inventories	(29,703)	20,216
Prepaid expenses and other assets	(11,424)	545
Accounts payable, accrued expenses and other liabilities	(997)	(39,161)
Net cash provided by operating activities	2,008	38,950
INVESTING ACTIVITIES
Purchases of property, plant and equipment	(7,773)	(10,776)
Proceeds from the sale of property, plant and equipment	269	1,186
Business acquisition, working capital adjustment	1,467	—
Net cash used in investing activities	(6,037)	(9,590)
FINANCING ACTIVITIES
Proceeds from long-term debt	378,263	90,589
Payments of long-term debt	(361,325)	(88,740)
Debt issuance costs	(727)	—
Dividends paid	(1,879)	(1,873)
Proceeds from the exercise of stock options	707	192
Tax effect of share-based plan compensation	—	(123)
Net cash provided by financing activities	15,039	45
Effect of exchange rate changes on cash and cash equivalents	6,338	983
INCREASE IN CASH AND CASH EQUIVALENTS	17,348	30,388
Cash and cash equivalents at beginning of period	58,279	54,541
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$75,627	$84,929

CIRCOR INTERNATIONAL, INC. CONSOLIDATED BALANCE SHEETS (in thousands) UNAUDITED

	October 1, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$75,627	$58,279
Trade accounts receivable, less allowance for doubtful accounts of $4,760 and $5,056, respectively	130,177	133,046
Inventories	180,285	149,584
Prepaid expenses and other current assets	43,054	29,557
Total Current Assets	429,143	370,466
PROPERTY, PLANT AND EQUIPMENT, NET	99,013	99,713
OTHER ASSETS:
Goodwill	210,685	206,659
Intangibles, net	130,052	135,778
Other assets	10,138	8,140
TOTAL ASSETS	$879,031	$820,756
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$63,690	$46,767
Accrued expenses and other current liabilities	50,155	50,707
Accrued compensation and benefits	15,384	20,249
Current portion of long-term debt	5,000	—
Total Current Liabilities	134,229	117,723
LONG-TERM DEBT	264,026	251,200
DEFERRED INCOME TAXES	7,929	13,657
OTHER NON-CURRENT LIABILITIES	20,962	33,766
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 1,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock	179	178
Additional paid-in capital	293,907	289,423
Retained earnings	280,441	265,543
Common treasury stock, at cost	(74,472)	(74,472)
Accumulated other comprehensive loss, net of tax	(48,170)	(76,262)
Total Shareholders’ Equity	451,885	404,410
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$879,031	$820,756

CIRCOR INTERNATIONAL, INC. SUMMARY OF ORDERS AND BACKLOG (in millions) UNAUDITED

	Three Months Ended		Nine Months Ended
	October 1, 2017	October 2, 2016	October 1, 2017	October 2, 2016
ORDERS (1)
Energy	$89.0	$55.1	$270.7	$185.3
Advanced Flow Solutions	69.1	56.3	214.4	198.1
Total orders	$158.1	$111.3	$485.1	$383.4

BACKLOG (2)	October 1, 2017	October 2, 2016
Energy	$142.7	$84.5
Advanced Flow Solutions	135.6	135.7
Total backlog	$278.3	$220.2

Note 1: Orders do not include the foreign exchange impact due to the re-measurement of customer order backlog amounts denominated in foreign currencies.
Note 2: Backlog includes unshipped customer orders, including backlog associated with acquisitions.

CIRCOR INTERNATIONAL, INC. SEGMENT INFORMATION (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET REVENUES
Energy	$83,409	$80,736	$68,901	$89,000	$322,046	$80,135	$82,586	$92,613	$255,334
Advanced Flow Solutions	67,389	65,656	65,932	69,236	268,213	65,073	68,645	67,080	$200,798
Total	$150,798	$146,392	$134,833	$158,236	$590,259	$145,208	$151,231	$159,693	$456,132

SEGMENT OPERATING INCOME
Energy	$9,296	$9,293	$6,755	$9,276	$34,619	$6,864	$8,858	$7,397	$23,119
Advanced Flow Solutions	8,452	8,064	8,008	8,939	33,463	7,711	8,587	9,548	25,846
Corporate expenses	(6,488)	(5,431)	(6,522)	(7,231)	(25,672)	(5,479)	(5,396)	(5,067)	(15,942)
Adjusted Operating Income	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,878	$33,023

SEGMENT OPERATING MARGIN %
Energy	11.1%	11.5%	9.8%	10.4%	10.7%	8.6%	10.7%	8.0%	9.1%
Advanced Flow Solutions	12.5%	12.3%	12.1%	12.9%	12.5%	11.8%	12.5%	14.2%	12.9%
Adjusted Operating Margin	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%	8.0%	7.4%	7.2%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET CASH PROVIDED BY OPERATING ACTIVITIES	$7,654	$10,100	$21,196	$20,449	$59,399	$16,195	$2,667	$(16,854)	$2,008
LESS:
Capital expenditures, net of sale proceeds	3,934	1,926	3,730	3,402	12,992	2,811	2,375	2,318	7,504
FREE CASH FLOW	$3,720	$8,174	$17,466	$17,047	$46,407	$13,384	$292	$(19,172)	$(5,496)
TOTAL DEBT	$97,800	$97,600	$92,400	$251,200	$251,200	$243,000	$252,856	$269,026	$269,026
LESS:
Cash & cash equivalents	66,580	72,970	84,929	58,279	58,279	65,656	77,272	75,627	75,627
NET DEBT	$31,220	$24,630	$7,471	$192,921	$192,921	$177,344	$175,584	$193,399	$193,399
TOTAL SHAREHOLDERS' EQUITY	$414,107	$411,367	$416,598	$404,410	$404,410	$415,537	$438,097	$451,885	$451,885

TOTAL DEBT AS % OF EQUITY	24%	24%	22%	62%	62%	58%	58%	60%	60%
NET DEBT AS % OF EQUITY	8%	6%	2%	48%	48%	43%	40%	43%	43%

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except per share data) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773	$8,970	$3,617	$17,359
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—	—	—	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—	—	—	—
Impairment charges	—	—	208	—	208	—	—	—	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458	3,566	341	5,366
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552	2,599	2,694	7,844
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)	(5,520)	1,978	(5,809)
Income tax impact	(954)	(1,611)	(1,519)	(4,487)	(8,571)	(1,137)	(3,124)	(1,497)	(5,758)
ADJUSTED NET INCOME	$8,683	$8,781	$7,626	$7,932	$33,022	$5,378	$6,491	$7,133	$19,002

EARNINGS (LOSS) PER COMMON SHARE (Diluted)	$0.23	$0.23	$0.27	$(0.12)	$0.61	$0.29	$0.54	$0.22	$1.04
LESS:
Restructuring related inventory charges	0.12	—	—	0.05	0.17	—	—	—	—
Amortization of inventory step-up	—	—	—	0.08	0.08	—	—	—	—
Impairment charges	—	—	0.01	—	0.01	—	—	—	—
Restructuring charges, net	0.07	0.20	0.14	0.14	0.54	0.09	0.21	0.02	0.32
Acquisition amortization	0.11	0.12	0.11	0.26	0.60	0.15	0.16	0.16	0.47
Special charges (recoveries), net	0.05	0.08	0.02	0.35	0.50	(0.14)	(0.33)	0.12	(0.35)
Income tax impact	(0.06)	(0.10)	(0.09)	(0.27)	(0.52)	(0.07)	(0.19)	(0.09)	(0.34)
ADJUSTED EARNINGS PER SHARE (Diluted)	$0.52	$0.53	$0.46	$0.48	$1.99	$0.32	$0.39	$0.43	$1.14

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
NET INCOME (LOSS)	$3,872	$3,813	$4,418	$(2,002)	$10,101	$4,773	$8,970	$3,617	$17,359
LESS:
Interest expense, net	(631)	(605)	(605)	(1,468)	(3,310)	(1,669)	(2,184)	(2,445)	(6,298)
Depreciation	(3,263)	(3,213)	(3,138)	(3,690)	(13,304)	(3,798)	(3,547)	(3,544)	(10,889)
Amortization	(2,529)	(2,569)	(2,488)	(4,730)	(12,316)	(3,092)	(3,124)	(3,275)	(9,491)
(Provision for) benefit from income taxes	(1,520)	(1,478)	1,673	1,746	421	(687)	724	21	57
EBITDA	$11,815	$11,678	$8,976	$6,140	$38,610	$14,019	$17,101	$12,860	$43,980
LESS:
Restructuring related inventory charges	(1,958)	(75)	—	(813)	(2,846)	—	—	—	—
Amortization of inventory step-up	—	—	—	(1,366)	(1,366)	—	—	—	—
Impairment charges	—	—	(208)	—	(208)	—	—	—	—
Restructuring charges, net	(1,163)	(3,259)	(2,252)	(2,301)	(8,975)	(1,458)	(3,566)	(341)	(5,366)
Special (charges) recoveries, net	(776)	(1,334)	(379)	(5,707)	(8,196)	2,268	5,520	(1,978)	5,809
ADJUSTED EBITDA	$15,712	$16,346	$11,815	$16,327	$60,201	$13,209	$15,147	$15,179	$43,537

CIRCOR INTERNATIONAL, INC. RECONCILIATION OF KEY PERFORMANCE MEASURES TO COMMONLY USED GENERALLY ACCEPTED ACCOUNTING PRINCIPLE TERMS (in thousands, except percentages) UNAUDITED

	2016					2017
	1ST QTR	2ND QTR	3RD QTR	4TH QTR	TOTAL	1ST QTR	2ND QTR	3RD QTR	TOTAL
GAAP OPERATING INCOME (LOSS)	$5,495	$5,347	$3,513	$(3,437)	$10,918	$7,354	$11,404	$6,864	$25,622
LESS:
Restructuring related inventory charges	1,958	75	—	813	2,846	—	—	—	—
Amortization of inventory step-up	—	—	—	1,366	1,366	—	—	—	—
Impairment charges	—	—	208	—	208	—	—	—	—
Restructuring charges, net	1,163	3,259	2,252	2,301	8,975	1,458	3,566	341	5,366
Acquisition amortization	1,868	1,911	1,888	4,234	9,901	2,552	2,599	2,694	7,844
Special charges (recoveries), net	776	1,334	379	5,707	8,196	(2,268)	(5,520)	1,978	(5,809)
ADJUSTED OPERATING INCOME	$11,260	$11,926	$8,240	$10,984	$42,410	$9,096	$12,049	$11,877	$33,022

GAAP OPERATING MARGIN	3.6%	3.7%	2.6%	(2.2)%	1.8%	5.1%	7.5%	4.3%	5.6%
LESS:
Restructuring related inventory charges	1.3%	0.1%	—%	0.5%	0.5%	—%	—%	—%	—%
Amortization of inventory step-up	—%	—%	—%	0.9%	0.2%	—%	—%	—%	—%
Impairment charges	—%	—%	0.2%	—%	—%	—%	—%	—%	—%
Restructuring charges, net	0.8%	2.2%	1.7%	1.5%	1.5%	1.0%	2.4%	0.2%	1.2%
Acquisition amortization	1.2%	1.3%	1.4%	2.7%	1.7%	1.8%	1.7%	1.7%	1.7%
Special charges (recoveries), net	0.5%	0.9%	0.3%	3.6%	1.4%	(1.6)%	(3.7)%	1.2%	(1.3)%
ADJUSTED OPERATING MARGIN	7.5%	8.1%	6.1%	6.9%	7.2%	6.3%	8.0%	7.4%	7.2%